UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ---------------------------------------

                           Amendment No. 2 to FORM 8-K


                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 15, 2003

                       SKYWAY COMMUNICATION HOLDINGS CORP.
             (Exact name of registrant as specified in its charter)

          Florida                                           65-0881662
(State or other jurisdiction       (Commission        (IRS Employer ID No.)
     of Incorporation)             File Number)



                        1680 MICHIGAN AVENUE, SUITE 1000
                           MIAMI BEACH, FLORIDA 33139
                                 (305) 538-7840
             (Address and Telephone Number of Registrant's Principal
               Executive Offices and Principal Place of Business)



          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Auditors:

(i) On March 15, 2003, Dominick Davi, CPA informed the Company that they decline to stand for re-election as independent auditor and effective March 15, 2003 resigned as our independent auditor. The Board of Directors of i-Teleco.com, Inc. engaged Seligson & Giannattasio, LLP as the new independent auditor for the Company for year the year ending 2002.


(ii) During the interim period subsequent to October 2, 2002 and through March 15, 2003, there have been no disagreements with Domenick Davi, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


(iii) The Company has requested that Dominick Davi, CPA furnish it with a letter addressed to the SEC stating whether it disagrees with the above statements. A copy of the letter to the SEC, dated March 28, 2003, is filed as an Exhibit (c) to the Form 8-K.

(b)      New Independent Accountants:

(i) The Company engaged, Seligson & Giannattasio, LLP, 901 North Broadway Suite 24, North White Plains, NY 10603 ("Seligson"), as its new independent accountants as of March 15, 2003. Prior to such date, the Company did not consult with Seligson regarding (i) the application of accounting principles,
(ii) the type of audit opinion that might be rendered by Dominick Davi, CPA, or
(iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

Item 7.      Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Letter from Dominick Davi, CPA

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


SKYWAY COMMUNICATION HOLDINGS CORP.

By:   /s/ Jamee Kalimi
--------------------------------
JAMEE KALIMI, President


Date:   June 19, 2003